

Haynesville Shale Expansion

REGENCY
ENERGY PARTNERS



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Haynesville Project – Producer Acreage

REGENCY ENERGY PARTNERS

Approximately 2.9 million acres leased in the Haynesville area



N
MARION
HARRISON
CADDO
SHREVEPORT
BOSSIER
WEBSTER
LINCOLN
BIENVILLE
GREGG
PANOLA
RUSK
DE SOTO
RED RIVER
WINN
SHELBY
SABINE
TEXAS
LOUISIANA
LEGEND
Anadarko
Berry
Cabot
Chesapeake
Comstock
Cubic Energy
Devon
El Paso
Encana/Shell
Exco Resources
Forest
GMX
Goodrich
Noble Energy
Penn
Petrohawk
Questar
St. Mary
XTO
Existing Pipeline
Expansion Pipeline
TRISTONE
CAPITAL

[1] Tristone Report, June 2008, updated with recent public announcements

Haynesville Project - Production Results

Total play forecasted to peak at 4.0 Bcf/d by end of 2014[1]

Company[2]	Well Information	Headline
Petrohawk	5 wells completed	• First two wells have initial production rates of 16.8 and 16.7 MMcf/d • Currently completing 6-7 wells/month • 10 more wells expected to be completed by YE2008 • Expects to drill 140 wells in 2009
Exco Resources	9 wells completed	• Plans to drill 17 vertical and 3 horizontal wells in 2008 • Initial productions rates ranged between 0.8-2.8 MMcf/d
Chesapeake	17 wells completed	• Net production of 50 MMcf/d, reaching 80 MMcf/d by year end 2008
EnCana/Shell	5 wells completed (3 vertical / 2 horizontal)	• First and second horizontal wells flowed at initial two-day rates of 8 and 15 MMcf/d
Penn Virginia	5 wells completed	• First horizontal well flowed at initial production rate of 8 MMcf/d • Up to 14 wells planned by year-end 2008

- Producers' estimates of recoverable reserves are ranging from 34-251 Tcf[3]
- Published expected ultimate recovery (EUR) figures range from 4.5 - 8.5 Bcfe[1]

1 Wood Mackenzie, Upstream Insight, July 2008
2 Source: Company reports; RBC Haynesville-Lower Bossier Updated October 22, 2008
3 Navigant report, July 2008

Haynesville Project – Original Scope

Original project cost was $1.1 billion to add 1.45 Bcf/d of capacity by constructing 204 miles of pipeline (ranging in diameter between 24" and 42") and installing 49,000 HP of compression



Regency Field Services
Regency Liquids Pipeline
Blanchard Loop
Elm Grove Haughton Station
Elm Grove Lateral
Elm Grove Pipeline
Bienville Loop
Winnsboro Loop
Woodardville Station
Logansport Lateral
Cane Hill Station
Regency Field Services
CASS
MARION
HARRISON
PANOLA
SHELBY
CADDO
BOSSIER
DESOTO
SABINE
RED RIVER
NATCHITOCHES
BIENVILLE
CLAIBORNE
LINCOLN
UNION
OUACHITA
JACKSON
WINN
LA SALLE
CATAHOULA
RICHLAND
FRANKLIN
ARKANSAS
LOUISIANA
Phase I Pipeline
Phase II Pipeline
Phase I Compression
Phase II Compression

Haynesville Project – Revised Scope

Total project cost is project to be $650 million and will add an incremental 1.1 Bcf/d of capacity



Regency Field Services
Regency Liquids Pipeline
Elm Grove Haughton Station
Elm Grove Pipeline
Bienville Loop
Winnsboro Loop
Regency Field Services
CASS
MARION
HARRISON
PANOLA
SHELBY
CADDO
BOSSIER
WEBSTER
CLAIBORNE
UNION
LINCOLN
OUACHITA
RICHLAND
JACKSON
BIENVILLE
DESOTO
RED RIVER
NATCHITOCHES
WINN
CALDWELL
FRANKLIN
LA SALLE
CATAHOULA
SABINE
ARKANSAS
LOUISIANA
TEXAS

Haynesville Project – Comparison

Revised project will add 128 miles of pipeline (ranging in diameter from 36" to 42") and 12,500 HP of compression to existing RIGS system

	Original Project	Revised Project
Miles Pipe	204	128
Compression (HP)	49,000	12,500
Volume	Phase I: 300 MMcf/d Phase II: 1.45 Bcf/d	1.1 Bcf/d
Cost ($ in millions)[1]	$1,084	$650
In Service Date	Phase I: First-half of 2009 Phase II: On-line end of 2009 & fully operational in Q1 2010	One phase: On-line end of 2009

[1] Excludes $53 million of capitalized interest and labor costs

Haynesville Project - Timeline


Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Secure Financing
Obtain Producer Commitments
Obtain Permits
ROW & Land Acquisition
Pipe Milled and Received
Construction
Anticipated Project Completion End of 2009